IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS High Conviction Global Bond Fund
The following changes are effective on or about May 1, 2019:
DWS High Conviction Global Bond Fund is renamed DWS ESG Global Bond Fund. All references in the fund’s prospectus to DWS High Conviction Global Bond Fund are superseded with DWS ESG Global Bond Fund.
The following information replaces the existing similar disclosure contained in the “Main investments” and “Management process” sections under the “PRINCIPAL INVESTMENT STRATEGY” section within the summary section of the fund’s prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States, that meet the Advisor’s sustainability criteria at the time of investment. The fund can buy many types of income-producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries.
The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default. The fund will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s assets.
Management process. Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by an affiliate of the Advisor on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating is derived from multiple factors:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
The following disclosure is added under the “MAIN RISKS” section within the summary section and the “FUND DETAILS” section of the fund's prospectus.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
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Rahmila Nadi, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
The following information replaces the existing similar disclosure contained in the “Main investments” and “Management process” sections under the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States, that meet the Advisor’s sustainability criteria at the time of investment. The fund can buy many types of income-producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries.
The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default. The fund will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s assets.
If a fixed income security is rated differently among the three major ratings agencies (i.e. Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: DWS Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; DWS Floating Rate Fund, which invests primarily in senior loans; and, DWS High Income Fund, which invests primarily in high yield bonds.
Because the fund may invest in debt securities of varying maturities, the fund’s dollar-weighted average effective portfolio maturity will vary. As of December 31, 2018, the fund had a dollar-weighted average effective portfolio maturity of 5.62 years. Effective maturity is the weighted average of the bonds held by the fund taking into consideration any available maturity shortening features.
Management process. Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.
Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.
In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by an affiliate of the Advisor on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating is derived from multiple factors:
■	Level of involvement in controversial sectors and weapons;
■	Adherence to corporate governance principles;
■	ESG performance relative to a peer group of issuers; and
■	Efforts to meet the United Nations’ Sustainable Development Goals.
Portfolio management prefers bonds that it believes are denominated in stable or strengthening currencies, but may invest in bonds denominated in other currencies.
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Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.
The ESG performance of an issuer is evaluated independently from financial information based on a variety of indicators. These factors may include, but are not limited to, the following fields of interest:
Environment:
■	Conservation of flora and fauna;
■	Protection of natural resources, atmosphere and inshore waters;
■	Limitation of land degradation and climate change; and
■	Avoidance of encroachment on ecosystems and loss of biodiversity.
Social:
■	Human rights;
■	Prohibition of child labor and forced labor;
■	Non-discrimination;
■	Workplace health and safety; and
■	Fair workplace and appropriate remuneration.
Corporate Governance:
■	International Corporate Governance Network (ICGN) Corporate Governance Principles; and
■	United Nations Global Compact Anti-Corruption Principles.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading of the “FUND DETAILS” section of the fund's prospectus.
DWS ESG Global Bond Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
■	BA and MA in Economics, State University of New York at Albany.
Rahmila Nadi, Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Fixed Income Portfolio Manager: New York.
■	Joined DWS in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.
■	BA, Columbia University, Columbia College.
■	MBA, Cornell University, S.C. Johnson Graduate School of Management.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Senior Fixed Income Portfolio Manager: Frankfurt.
■	Joined DWS in 2000 with 12 years of industry experience. Prior to his current role, he served as a Portfolio Manager for Money Market Guaranteed Funds. Before joining, he worked as a Senior Bond Trader at West LB Luxembourg. He began his career in the Private Asset Management and Bond Trading Department at Deutsche Bank Munich.
■	Completed Bank Training Program (“Bankkaufmann”) at Deutsche Bank Munich; Bankfachwirt from Bankakademie, Frankfurt.
Please Retain This Supplement for Future Reference
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